EXHIBIT 2(n)(ii)
                         CONSENT OF INDEPENDENT AUDITOR







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                                                                EXHIBIT 2(n)(ii)

                          INDEPENDENT AUDITOR'S CONSENT

     We hereby consent to the incorporation of our report dated December 15, 2002 in this Registration Statement on Form N-2 of The People's Avenger Fund Business Trust.
     We also consent to the references to us under the heading "Experts" in such Document.


April  24,  2003

Malone  &  Bailey,  PLLC
--------------------------
Malone  &  Bailey,  PLLC
Houston,  Texas


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